                                                                      EXHIBIT 32

                    Certification of Chief Executive Officer

     Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Getty Realty Corp. (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 12, 2003                         BY:   /s/ Leo Liebowitz
                                                  ------------------------------
                                                        (Signature)
                                                  LEO LIEBOWITZ
                                                  President and Chief Executive
                                                  Officer


     A signed original of this written statement required by Section 906 has been provided to Getty Realty Corp. and will be retained by Getty Realty Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

     The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                                                      EXHIBIT 32


                    Certification of Chief Financial Officer

     Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Getty Realty Corp.(the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 12, 2003                        BY: /s/ Thomas J. Stirnweis
                                                  ------------------------------
                                                         (Signature)
                                                  THOMAS J. STIRNWEIS
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer


     A signed original of this written statement required by Section 906 has been provided to Getty Realty Corp. and will be retained by Getty Realty Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

     The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.